Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2025
Property, Plant and Equipment [Abstract]
Summary of property and equipment, net

The following is a summary of property and equipment, net (in thousands):

	As of December 31,
	2024	2025
	RMB	RMB
Computers, equipment and furniture	40,665	24,937
Motor vehicles	3,869	3,866
Leasehold improvements	45,259	17,091
Total	89,793	45,894
Less: accumulated depreciation	(85,353)	(35,166)
Net book value	4,440	10,728